                          EMPLOYMENT AND FEE AGREEMENT

THIS AGREEMENT made this 31st day of May, 2001, by and between Winmax Trading
Group, Inc. (hereinafter "CLIENT") with a mailing address of 429 Seabreeze
Boulevard, Suite 227, Fort Lauderdale, FL 91764 and telephone number of (954)
523-4500, and RICHARD P. GREENE, P.A., (hereinafter ATTORNEY).

1.   CLIENT retains ATTORNEY to represent CLIENT as Attorney at Law regarding
Corporate/Securities related matters and authorizes and empowers ATTORNEY to do all things reasonably necessary to complete corporate and securities transactions with CLIENT'S consent (other than in connection with capital raising transactions) and agrees to retain attorney for the services rendered on the following terms and conditions:

        a.   On the basis of the time expended by ATTORNEY, a retainer shall consist of 100,000 shares of common stock of Winmax Trading Group,
             Inc. All referenced shares shall be registered pursuant to a
             Registration Statement on Form S-8.

        b.   CLIENT shall also be responsible for costs incurred including, but not limited to, long distance phone calls, transcripts,
             photocopies, postage, filing fees, and costs of newspaper
             publications. Advanced costs that are not expended during the course of the representation are to be returned to the client at the conclusion of the representation, unless ATTORNEY and CLIENT agree otherwise in writing.

2.   ATTORNEY will render a final statement for services rendered and costs incurred.  If CLIENT disagrees with any charge for fees or costs, CLIENT must notify ATTORNEY in writing within ten (10) days after the date of mailing.
Otherwise, all charges are agreed by CLIENT to be approved and accepted.  All bills are due when rendered.

3.   CLIENT understands and agrees that ATTORNEY has made no guarantee regarding the successful outcome or termination of the engagement and all expressions pertaining thereto are matters of opinion. Should it be necessary to institute legal proceedings for the collection of any part of the ATTORNEY'S compensation or costs as set forth above, then CLIENT agrees to pay all court costs and reasonable attorneys fees with regard to the collection of same.

IN WITNESS WHEREOF, the parties have executed this Agreement the date first mentioned above.

ACCEPTED:
Richard P. Greene, P.A.                              Winmax Trading Group, Inc.

By: /s/ Richard P. Greene                    By: /s/ Ralph Pistor
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      ATTORNEY                                       Ralph Pister, President